U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 19, 2007

COFFEE PACIFICA, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	333-10170-2	46-0466417
(State or other jurisdiction of incorporation or organization)	Commission File No	(IRS Employer Identification Number)

Suite 1210 1200 West 73rd Avenue, Vancouver, B.C., Canada	V6P 6G5
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (604) 264 8012

(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities & Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

Coffee Pacifica, Inc., effective March 19, 2007, ("Closing Date"), received gross proceeds of $2,250,000 by the issuance of $2,678,571 of Convertible Note at an original discount of 16% to five accredited investors noted below. The Convertible Notes, due March 18, 2009 may be converted, at the option of the Noteholders, into shares of common stock of Coffee Pacifica, Inc. at the conversion price of eighty-five percent (85%) of the preceding ten (10) trading days weighted average volume price of the common stock using the AQR function as reported by Bloomberg L.P. ("VWAP"). All these securities were issued pursuant to an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D as promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended. No advertising or general solicitation was employed in offering the securities. Each subscriber received, on the Closing Date, Class A Warrants equal to that subscriber's pro rata portion of Note Principal divided by the VWAP on the closing date. The per Warrant Share exercise price to acquire a Warrant Share upon exercise of a Class A Warrant shall be equal to eighty-five percent (85%) of the VWAP for the ten (10) trading days preceding the Closing Date. The Warrants shall be exercisable until March 18, 2010. Coffee Pacifica will use the proceeds from the funding for working capital.

JPC Capital Partners, Inc., an Atlanta based NASD firm, acted as an exclusive placement agent for the transaction. JPC Capital Partners, Inc. was paid a cash fee equal to 8% of the gross proceeds and an aggregate seven (7) shares of common stock for each one hundred (100) shares issuable on the Closing Date assuming the full conversion of the Convertible Note on the Closing Date and seven (7) Warrants for each one hundred (100) Warrants issuable to the subscribers on the Closing Date.

SUBSCRIBERS	NOTE PRINCIPAL	PURCHASE PRICE	WARRANTS
CRESCENT INTERNATIONAL LTD. c/o Cantara (Switzerland) SA 84 Av. Louis-Casai CH-1216 Cointrin/Geneva, Switzerland	$1,190,476.19	$1,000,000.00	1,528,015
PIERCE DIVERSIFIED STRATEGY MASTER FUND LLC, Ena One Ferry Building, Suite 255 San Francisco, CA 94111	$59,523.81	$50,000.00	76,401
ENABLE GROWTH PARTNERS LP One Ferry Building, Suite 255 San Francisco, CA 94111	$1,011,904.76	$850,000.00	1,298,812
ENABLE OPPORTUNITY PARTNERS LP One Ferry Building, Suite 255 San Francisco, CA 94111	$119,047.62	$100,000.00	152,801
BRISTOL INVESTMENT FUND, LTD. c/o Bristol Capital Advisors, LLC 10990 Wilshire Boulevard, Suite 1410 Los Angeles, California 90024	$297,619.05	$250,000.00	382,004
TOTAL	$2,678,571.43	$2,250,000.00	3,438,033

Copies of the form of the Subscription, Convertible Note and Warrant agreements are attached as exhibits to this Form 8K.

Section 9  Financial Statements and Exhibit

Item 9.01

a)    Financial Statements

    None

b)    Exhibits

Exhibit	Description
4.1	Convertible Note
4.2	Warrant
10.1	Subscription Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

COFFEE PACIFICA, INC.

Date: March 22, 2007                                                                                                 "SHAILEN SINGH" ____

                                                                                                                                Shailen Singh, President